                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 IFX CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                IFX CORPORATION
                              200 W. Adams Street
                                  Suite 1500
                           Chicago, Illinois  60606
                                (312) 419-9530

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                          BE HELD ON DECEMBER 5, 1997

To:  Shareholders of IFX Corporation

     The annual meeting of the shareholders of IFX Corporation will be held at the offices of Berger, Davis & Singerman, 200 S. Biscayne Boulevard, Suite 3410, Miami, Florida, on Friday, December 5, 1997, at 10:00 a.m., Eastern Standard Time, for the following purposes:

     1. To elect 4 directors to hold office during the year following the annual meeting or until their successors are elected (Item No. 1 on proxy card);

     2. To authorize and approve a one-for-five reverse split of the Company's common stock (Item No. 2 on proxy card);

     3. To ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the year ending June 30, 1998 (Item No. 3 on proxy card); and

     4. To transact such other business as may properly come before the meeting.

     The close of business on November 5, 1997, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting.

     Accompanying this Notice and Proxy Statement is a copy of the Company's Annual Report for the fiscal year ended June 30, 1997, as filed on Form 10-K.

     BY ORDER OF THE BOARD OF DIRECTORS


Date: November 10, 1997                  /s/ Christina S. Donka
Chicago, Illinois                        --------------------------------------
                                         Christina S. Donka, Secretary


                            YOUR VOTE IS IMPORTANT

          It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope. Your proxy may be revoked by you at any time before it has been voted.

                              Proxy Statement for
                       Annual Meeting of Stockholders of
                                IFX CORPORATION
                        To Be Held on December 5, 1997

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General....................................................................   1

Proposal One - Election of Directors.......................................   2
    Information Concerning Nominees........................................   2
    Other Executive Officers...............................................   3
    Compensation of Directors..............................................   3
    Committees of the Board of Directors...................................   3
    Recommendation of the Board of Directors...............................   3
    Stock Ownership by Management and Others...............................   3

Proposal Two - A One-For-Five Reverse
    Split of Common Stock..................................................   4

Proposal Three - Selection of Auditors.....................................   5

Executive Compensation.....................................................   6
    Summary Compensation...................................................   6
    Employment Agreements..................................................   6
    Fiscal 1997 Option Grants Table........................................   7
    Fiscal 1997 Option Exercises and
      Year-End Value Table.................................................   7
    Fiscal 1997 Long Term Incentive Plan Awards............................   7
    Compensation Committee Interlocks and
      Insider Participation Compensation Decisions.........................   7
    Comparative Stock Price Performance Graph..............................   8
    Certain Transactions...................................................   9
    Compliance with Section 16(a)..........................................  10

Stockholder Proposals for 1998 Proxy Statement.............................  10

Other Matters to be Acted Upon at the Meeting..............................  11

                                IFX CORPORATION
                              200 W. Adams Street
                                  Suite 1500
                           Chicago, Illinois  60606
                                (312) 419-9530


                                PROXY STATEMENT


                                    GENERAL

     SOLICITATION OF PROXIES. This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting (the "Annual Meeting") of IFX Corporation (the "Company"), a Delaware corporation, to be held on December 5, 1997 beginning at 10:00 a.m. Eastern Standard Time, and at any postponements or adjournments thereof, for the purposes set forth herein. The principal executive offices of the Company are located at 200 West Adams Street, Suite 1500, Chicago, Illinois 60606. The proxy materials and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, are being mailed on or about November 10, 1997, to shareholders of record at the close of business on November 5, 1997.

     The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Company.

     COSTS OF SOLICITATION. The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

     STOCKHOLDERS ENTITLED TO VOTE AND OUTSTANDING VOTING SHARES. Only shareholders of record at the close of business on November 5, 1997, are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any postponements or adjournments thereof. Each share of Common Stock has one vote. As of September 30, 1997, there were 31,395,649 shares of the Company's common stock issued and outstanding.

     QUORUM AND VOTE REQUIRED FOR APPROVAL. A simple majority of the outstanding shares is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting. A simple majority of the shares present in person or by proxy at the Annual Meeting, at which a quorum is present, is required to elect directors. Abstentions and withheld votes will be counted for purposes of determining if a quorum is present and have the effect of votes against these matters. Broker non-votes (shares held of record by a broker for which a proxy is not given) will not be counted for purposes of determining a quorum, and, accordingly, will not be counted for purposes of determining the vote on any matter considered at the meeting.

     VOTING AND REVOKING YOUR PROXY. A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by notifying the Secretary of the Company in writing of such revocation or by attending the Annual Meeting in person and requesting that the powers of the holders of such person's proxy be suspended. Without such request, a proxy previously granted will not be revoked. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" the nominees for directors contained in these proxy materials (Proposal No. 1) and "FOR" proposals 2 and 3.


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     Four directors will be elected at the Annual Meeting to serve for terms of one year expiring on the date of the Annual Meeting in 1998. Each director elected will continue in office until a successor has been elected and qualified. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

                        Information Concerning Nominees

     The following is information concerning nominees for election as directors of the Company. Each of such persons is presently serving as a director of the Company.

     JOEL EIDELSTEIN, age 30, was elected a Director of the Company effective November, 1990. Mr. Eidelstein graduated from Brandeis University in May, 1988. Since June, 1988, until immediately prior to July 1, 1996, he was an independent trader and floor manager with Index Futures Group, Inc. ("Index"). On November 19, 1996, Mr. Eidelstein was elected President and Chief Executive Officer of the Company.

     GEORGE MYERS, age 46, was elected a Director of the Company effective November, 1990. Mr. Myers, since 1981, has been managing general partner of MC Capital, a diversified real estate company with offices in Chicago, Illinois, Phoenix, Arizona, and San Diego, California.

     ZALMAN LEKACH, age 30, was elected a Director of the Company in February, 1997. Mr. Lekach is President and Chief Operating Officer of Parlux Fragrances, Inc. ("Parlux"). He became a director and an executive in Parlux, S.A., Parlux's French subsidiary, in May 1990. In May 1993, he resigned his executive position and owned and operated a company exporting foods and health/beauty aids to South America. In January, 1995, he rejoined Parlux as its Chief Operating Officer and a director. In June 1996, Mr. Lekach also assumed the position of President of Parlux.

     COLLEEN M. RUGGIO, age 34, was elected a Director and Treasurer of the Company in February, 1997. Ms. Ruggio has been an employee at Index since January, 1985. She is currently pursuing a bachelors degree at DePaul University in Chicago, Illinois.

     Directors are elected on an annual basis. Each Director of the Company holds office until the next annual meeting of shareholders or until that Director's successor has been elected and qualified. At present, the Company's by-laws provide for five Directors. Currently, there are four Directors, all of which have been nominated for re-election to the Board. Officers of the Company are elected by the Board of Directors on an annual basis and serve until the next annual meeting of the Board of Directors and until their successors have been duly elected and qualified. During the Company's last full fiscal year, there were seven meetings of the Board of Directors held.

                            Other Executive Officers

     CHRISTINA S. DONKA, age 30, was the Assistant Chief Financial Officer of the Company from November, 1996, until June, 1997, when she became the Chief Financial Officer and Secretary. Prior to joining the Company, she was an experienced manager in the financial services division of Arthur Andersen LLP. Ms. Donka is a Certified Public Accountant.

                           Compensation of Directors

     Directors are not currently compensated in connection with their duties as directors, but may be reimbursed for expenses incurred by them.

                      Committees of the Board of Directors

     The Company does not have standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions. Following the Annual Meeting of Shareholders, the Board of Directors intends to constitute an Audit Committee to be comprised of at least two independent directors of the Company.

                    Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR.

                    Stock Ownership by Management and Others

     The following table sets forth as of September 30, 1997, certain information regarding the common stock beneficially owned by each director, the Company's chief executive officer and the Company's three other most highly compensated officers earning $100,000 or more. Also included are persons known by the Company to own more than five percent or more of the common stock of the Company and all present officers and directors as a group:



                                                      Amount and Nature of
Name of Beneficial Owner                              Beneficial Ownership  Percent of Class
------------------------                              --------------------  ----------------

Lee S. Casty/(1)/...................................       15,464,453           49.26%
Burton J. Meyer/(2)/................................        2,821,064            8.99%
Joel M. Eidelstein..................................          127,975             .41%
George A. Myers.....................................            8,000             .03%
Zalman Lekach.......................................              ---             ---
Michael J. Moss/(3)/................................        1,801,063            5.74%
Colleen M. Ruggio...................................              ---             ---
All officers and directors as  a group (5 persons)..          135,975             .43%
----------------------------------------------------

(1) c/o French-American Securities, Inc., 200 West Adams Street, Suite 1500, Chicago, Illinois 60606. Mr. Casty may be deemed a parent and promoter of the Company as those terms are defined under the Securities Act of 1933, as amended.

(2) Includes 1,250,000 exercisable options, of which beneficial ownership can be acquired. Resigned as a Director and executive officer of the Company effective July 1, 1996.

(3)  Ceased to be an executive officer effective July 1, 1996.


                                  PROPOSAL TWO
                  A ONE-FOR-FIVE REVERSE SPLIT OF COMMON STOCK

     In August, 1997, the NASDAQ Stock Market amended the requirements for issuers, such as the Company, to maintain the listing of their securities on the NASDAQ SmallCap Market. One of these requirements is that the market price for the listed issuer's stock must remain above $1.00 per share. As of ______________, the market price of the Company's stock was $______. These new rules, including the minimum price per share rule, become effective in February, 1998.

     The Board of Directors of the Company has adopted a resolution, subject to shareholder approval, to effect a one-for-five reverse split of the Common Stock of the Company effective as soon as is practicable following shareholder approval. This means that, on the effective date, five shares of the Company's Common Stock will be combined by operation of law into one share. This should result in a five-fold increase in the market price of the Common Stock, although there is no assurance that such a result will occur.

     To the extent that the one-for-five reverse split results in shareholders receiving fractions of shares, the Company intends to pay cash for such fractions in an amount per share equal to the mean between the bid and the offer prices for the Company's Common Stock on the NASDAQ SmallCap Market on the effective date. Fractional shares will not be issued.

     In addition, the one-for-five reverse split may result in certain shareholders owning "odd lots", that is, less than one hundred shares of Common Stock. In order to reduce the disproportionately high costs to the Company of servicing numbers of such shareholder accounts, and to enable those shareholders to dispose of their securities without incurring the brokerage fees that normally attend odd-lot transactions, the Company will offer, in compliance with applicable laws and regulatory requirements, to purchase from its shareholders all odd lots (i.e., less than one hundred shares) based upon the mean between the bid and offer prices on the date of purchase, without commissions. Odd lot repurchases may be in addition to any open market repurchase program the Company might undertake, though there is no assurance that the Company will enter into any such open market repurchase program in the future.

     Management of the Company presently estimates that the one-for-five reverse split and the attendant elimination of fractional shares and the elimination of odd lots (to those shareholders accepting the Company's offer) should not decrease the number of beneficial holders of its securities below that required for periodic public reporting under the securities laws and should concomitantly increase the market price to in excess of $1.00 per share, although there is no assurance that either of the foregoing will occur.

     Management of the Company feels if the one-for-five reverse is not accomplished that, absent an increase in the market price of the Company's Common Stock, the Company will not satisfy the newly adopted NASDAQ Stock Market requirements to maintain a listing on the NASDAQ SmallCap Market, although there is no assurance that this will occur even if the one-for-five reverse split occurs. The benefits to shareholders of the Company remaining a NASDAQ SmallCap Market listed company is the potential for market liquidity of the Company's Common Stock, together with price "transparency" of having its market price as readily available to the public through newspaper, electronic media and otherwise.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED ONE-FOR-FIVE REVERSE STOCK SPLIT.


                                 PROPOSAL THREE
                             SELECTION OF AUDITORS

     The Board of Directors have elected and approved Arthur Andersen LLP as the principal independent auditor to audit the financial statements of the Company for fiscal 1998, subject to ratification by the shareholders. It is expected that a representative of the firm of Arthur Andersen LLP will be present at the annual meeting and will have an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR SUCH RATIFICATION.

                            EXECUTIVE COMPENSATION

                             Summary Compensation

     The following table sets forth all cash compensation paid by the Company to its chief executive officer and its three other most highly compensated executive officers, exceeding $100,000, during the last three fiscal years.


Name and                         Year Ended
Principal Position                June 30     Salary    Bonus
------------------               ----------  --------  -------

Joel M. Eidelstein                   1997    $ 16,000      ---
President & Director                 1996    $ 68,000      ---
                                     1995    $ 68,000      ---

Allyson D. Laackman/(1)/             1997    $223,300      ---
Chief Financial Officer              1996    $135,000  $74,700
                                     1995    $133,200  $14,100
-----------------------

(1) Ms. Laackman earned a $38,800 bonus for fiscal 1994 and 1995, $24,700 of which was paid in fiscal 1996. Also, Ms. Laackman earned a $50,000 bonus for fiscal 1996, which was paid in fiscal 1996. Ms. Laackman resigned as Chief Financial Officer in June, 1997.


                             Employment Agreements

     Ms. Laackman's employment agreement, effective September 14, 1994, provided, among other things, that she serve as the Company's Chief Financial Officer for a base annual compensation of $135,000 for a term ending December 31, 1995. In addition to her base annual compensation, Ms. Laackman was entitled to a discretionary bonus not to exceed 100% of her base salary.

     Effective July 1, 1995, Ms. Laackman signed another employment agreement which superseded the September 14, 1994 agreement. This agreement provided, among other things, that she serve as the Company's Chief Financial Officer and for a base annual compensation of $135,000 for a term ending June 30, 1996. In addition to her base annual compensation, Ms. Laackman was entitled to an annual bonus if certain pre-tax earnings levels were achieved. Effective July 1, 1996, a new employment agreement was entered into, which superseded the July 1, 1995 agreement. This agreement provided, among other things, that Ms. Laackman continue to serve as the Company's Chief Financial Officer for compensation based upon $125 per hour, for a term ending June 30, 1997. In addition, Ms. Laackman was entitled to an annual bonus if certain earning levels were achieved. In June, 1997, Ms. Laackman resigned as Chief Financial Officer. Effective August 1, 1997, Ms. Laackman entered into an independent consulting contract with the Company.

     The Company, through IFX, Ltd., has employment contracts with several of that subsidiary's employees. Such employees are not executive officers of the Company.

                        Fiscal 1997 Option Grants Table

     No options were granted to the Company's Chief Executive Officer or the Company's three other most highly compensated executive officers during fiscal 1997. In November, 1996, 1,250,000 options were issued to Burton J. Meyer, the Company's former President. Mr. Meyer resigned as President effective July 1, 1996.

             Fiscal 1997 Option Exercises and Year-End Value Table

     There were no options exercised during fiscal 1997 or unexercised options held by the Company's Chief Executive Officer and three other most highly compensated executive officers as of June 30, 1997.

                  Fiscal 1997 Long Term Incentive Plan Awards

     No long term incentive plan awards were granted to the Company's Chief Executive Officer or the Company's three other most highly compensated executive officers during fiscal 1997.

                     Compensation Committee Interlocks and
                 Insider Participation Compensation Decisions

     The Company does not have a compensation committee. Prior to July 1, 1996, Mr. Burton J. Meyer, at the time President and a Director of the Company, participated in the negotiations of employment agreements for executive officers of the Company.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

                   Comparative Stock Price Performance Graph


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
          AMONG IFX CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                        AND THE NASDAQ FINANCIAL INDEX


                             [GRAPH APPEARS HERE]

Measurement Period               IFX        NASDAQ STOCK      NASDAQ
(Fiscal Year Covered)        CORPORATION    MARKET (U.S)    FINANCIAL
---------------------        -----------    ------------    ----------
Measurement Pt-
6/30/92                         $100            $100           $100
FYE 6/30/93                     $ 25            $126           $131
FYE 6/30/94                     $ 50            $127           $148
FYE 6/30/95                     $ 31            $169           $170
FYE 6/30/96                     $ 31            $218           $221
FYE 6/30/97                     $ 38            $265           $323


* $100 INVESTED ON 6/30/92 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JUNE 30.


                           Total Shareholder Returns
                           -------------------------
                            (Dividends Reinvested)

                                      ANNUAL RETURN PERCENTAGE
                                             Years Ending

Company/Index                         Jun93     Jun94     Jun95    Jun96     Jun97
-------------                        ------    ------     -----    -----     -----
IFX Corporation                      -75.00    100.00    -38.00     0.00     22.58
NASDAQ Financial Index                31.00     12.98     14.86    30.00     46.15
NASDAQ Stock Market (U.S.) Index      26.00      0.01     33.07    28.99     21.56


                           CUMULATIVE TOTAL RETURNS
                                 Years Ending

                                   Base
                                   Period
Company/Index                      Jun92   Jun93   Jun94  Jun95  Jun96  Jun97
-----------------------------------------------------------------------------
IFX Corporation                      100    25.0    50.0   31.0   31.0   38.0
NASDAQ Financial Index               100   131.0   148.0  170.0  221.0  323.0
NASDAQ Stock Market (U.S.) Index     100   126.0   127.0  169.0  218.0  265.0



                             Certain Transactions

     Effective November 30, 1985, Mr. Casty, the principal shareholder, loaned the Company $400,000 evidenced by a "satisfactory subordination agreement" approved by the regulatory authorities to which the Company was at that time subject. This subordinated loan was due to mature on December 1, 1988. On March 5, 1986, the Company amended its Articles of Incorporation to authorize 400,000 shares of Preferred Stock, par value $1.00 per share, 10% cumulative, all of which Preferred Stock was thereupon issued to Mr. Casty in satisfaction of such subordinated loan. The Preferred Stock was redeemable, with cumulative dividends, at the option of the Company under certain circumstances. No liability for these dividends had been recorded as dividends were not payable until declared. In 1986, the Articles of Incorporation of the Company were amended and the Preferred Stock was redesignated "Class A Preferred Stock". On January 31, 1997, the Company redeemed and retired the 400,000 issued and outstanding shares of its Class A Preferred Stock. The Preferred Stock was redeemed at a price equal to the aggregate par value thereof plus the cumulative but previously undeclared and unpaid dividends thereon, totaling $836,600. In payment, the Company issued to Mr. Casty a promissory note bearing interest at the prime rate and maturing on January 31, 1998.

     In January, 1997, all notes (other than the note for the redemption of the Preferred Stock) payable to Mr. Casty aggregating $940,000 were paid.

     The Company, during the year ended June 30, 1997, paid Mr. Casty approximately $91,000 in interest on notes payable.

     The Company, during the year ended June 30, 1997, earned $53,500 of interest income on a note receivable from C. Adam, Ltd., a company wholly-owned by Mr. Casty.

     In January, 1997, all notes payable to French-American Securities, Inc., a company wholly-owned by Mr. Casty, aggregating $5,450,000 were extended to January 31, 1998.

     In June and July, 1997, $4,700,000 and $750,000, respectively, of the notes payable to French-American Securities, Inc. were repaid.

     The Company, during the year ended June 30, 1997, paid French-American Securities, Inc. $520,000 in interest on notes payable.

     In September, 1996, all notes payable to Mr. Burton J. Meyer, formerly the President and a director of the Company, aggregating $900,000 were repaid.

     The Company, during the year ended June 30, 1997, paid Mr. Meyer $23,800 in interest on notes payable.

                         Compliance with Section 16(a)

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ SmallCap Stock Market. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during calendar year 1996, all Section 16(a) filing requirements applicable to officers, directors and ten percent beneficial owners were complied with.

                STOCKHOLDER PROPOSALS FOR 1998 PROXY STATEMENT

     Proposals by shareholders for inclusion in the Company's Proxy Statement and form of proxy relating to the 1998 Annual Meeting of Stockholders, which is currently scheduled to be held on December 4, 1998, should be addressed to the Secretary, IFX Corporation, 200 West Adams, Suite 1500, Chicago, Illinois 60606, and must be received at such address no later than October 6, 1998. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail, return receipt requested.

                 OTHER MATTERS TO BE ACTED UPON AT THE MEETING

     The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.


                                       BY ORDER OF THE
                                       BOARD OF DIRECTORS


                                       /s/ Christina S. Donka
                                       -----------------------------
                                       Christina S. Donka, Secretary

REVOCABLE PROXY                                                REVOCABLE PROXY

                                IFX CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Joel Eidelstein and Christina S. Donka, or either of them, with full power of substitution, as proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the annual meeting of shareholders of IFX Corporation (the "Company") to be held on December 5, 1997, at the offices of Berger, Davis & Singerman, 200 S. Biscayne Boulevard, Suite 3410, Miami, Florida, at 10:00 a.m., Eastern Standard Time, and any and all adjournments and postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows on the reverse side.

     This Proxy will be voted at the Annual Meeting or any adjournments or postponements thereof as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED ON THE REVERSE SIDE, FOR APPROVAL OF THE ONE-FOR-FIVE REVERSE SPLIT OF COMMON STOCK, AND FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

                 (Continued and to be signed on reverse side.)

                                IFX CORPORATION

   PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


                                                                         For All
                                                                         Except
                                                                          those
                                                                          whose
                                                            Withhold     name(s)
1. Election of Directors:                           For     Authority    appear
   Nominees: Joel Eidelstein, Zalman  Lekach,       All      For All     below.
   George Myers and Colleen M. Ruggio               [_]        [_]         [_]
                                                                              _________________________

2. Approval of a one-for-five Reverse Split         For      Against     Abstain
   of Common Stock                                  [_]        [_]         [_]


3. Appointment of Independent Auditor:  The         For      Against     Abstain
   appointment of Arthur Andersen LLP as the        [_]        [_]         [_]
   Company's independent auditor for the
   upcoming year.


4. In their discretion upon such other matters as may properly come before the meeting or any adjourment thereof.


Please Complete, sign and mail this proxy promptly in the enclosed envelope. No postage is required for mailing in United States.

                                         Dated:___________________________, 1997

Signature(s)____________________________________________________________________

________________________________________________________________________________
IMPORTANT: Please date this proxy and sign exactly as your name appears on this proxy. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                         .   FOLD AND DETACH HERE   .


                               Admission Ticket


                                ANNUAL MEETING
                                      OF
                                IFX CORPORATION


                           Friday, December 5, 1997
                                  10:00 a.m.
                           Berger, Davis & Singerman
                     200 S. Biscayne Boulevard, Suite 3410
                                Miami, Florida

                     =======================================

                                      Agenda

                      . Election of Directors
                      . Approval of one-for-five
                        Reverse Split of Common Stock
                      . Appointment of Independent Auditors

                     =======================================